UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2011

FUTUREFUEL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-52577	20-3340900
(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400
St. Louis, Missouri  63105
(Address of Principal Executive Offices)

(314) 854-8520
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 4, 2011, Christopher J. Schmitt was appointed the interim chief financial officer of FutureFuel Corp.’s (the “Company”) wholly-owned subsidiary, FutureFuel Chemical Company (“FFCC”).  Mr. Schmitt, age 32, was a middle distillates operator for A.I.C. Limited from September 2009 to February 2011.  A.I.C. Limited is an affiliate of the Company’s chairman, Paul A. Novelly.  In this position, Mr. Schmitt assisted with the management and logistics of middle distillate product movements in Northwest Europe.  From 2003 to September 2009, Mr. Schmitt served as vice president of Pinnacle Consulting, Inc., an accounting and financial consulting firm based in St. Louis, Missouri.  Pinnacle Consulting, Inc. performs services for the Company’s chairman and affiliates of the Company’s chairman.  Prior to that, Mr. Schmitt served as an auditor for the accounting firms Arthur Andersen & Co. and KPMG LLP.  Mr. Schmitt is a licensed certified public accountant and a CFA charter holder.  There is no arrangement or understanding between Mr. Schmitt and any other person pursuant to which he was or is to be selected as an officer.  There is no family relationship between any director or executive director of the Company and Mr. Schmitt.  The Company has not entered into any transaction with Mr. Schmitt since the beginning of the Company’s last fiscal year.  There is no plan, contract, or arrangement maintained by the Company to which Mr. Schmitt is a party or in which he participates.  Mr. Schmitt replaces Martin Rector, who served as interim chief financial officer of FFCC since September 1, 2010.  Mr. Rector will return to Apex Oil Company, Inc. (another affiliate of the Company’s chairman) as its tax manager.  The Company appreciates the valuable service of Mr. Rector during this transition period. A copy of the press release is furnished as Exhibit 99.1 to this report.

Exhibit 99.1 shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01 – Other Events

The Company has declared a special cash dividend of U.S. $0.10 per share on the Company’s common stock, with a record date of March 1, 2011 and a payment date of March 15, 2011.

Item 9.01 – Financial Statements and Exhibits

Exhibits

A copy of the press release is included as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREFUEL CORP.

By:          /s/ Douglas D. Hommert
Douglas D. Hommert, Executive Vice President,
Secretary and Treasurer

Date: February 7, 2011